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                                                               Exhibit 23.1
                                                               ------------



                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 1, 1997 appearing on page F-2 of ADE Corporation's Annual Report on Form 10-K for the year ended April 30, 1997.




PRICE WATERHOUSE LLP


Boston, Massachusetts
February 18, 1998